As filed with Securities and Exchange Commission on July ____, 1999

1933 Act Registration No. 2-23727
1940 Act Registration No. 811-1311

SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549
   Form N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
Pre-Effective Amendment No. ____                 [   ]
   Post-Effective Amendment No.     59                             [X]
                                     and/or
REGISTRATION STATEMENT UNDER THEINVESTMENT COMPANY ACT OF 1940   [X]
                            Amendment No.     20
                        (Check appropriate box or boxes)

MATHERS FUND, INC.(Exact Name of Registrant as Specified in Charter)

 100 Corporate NorthBannockburn, Illinois 60015
(Address of Principal Executive Officers) (Zip Code)

 Registrant's Telephone Number, including Area Code (847) 295-7400

                              Andrew H. Shaw
                                 Sidley & Austin
                            One First National Plaza
                             Chicago, Illinois 60603
                     (Name and Address of Agent for Service)

                                   Copies to:

Bruce N. Alpert                                  James E. McKee, Esq.
Gabelli Funds, LLC                               Gabelli Funds, LLC
One Corporate Center                             One Corporate Center
Rye, New York  10580-1434                        Rye, New York  10580-1434

It is proposed that this filing will become effective (check appropriate box)

              immediately upon filing pursuant to paragraph (b)
              on (date) pursuant to paragraph (b)
     X        60 days after filing pursuant to paragraph (a)
               on (date) pursuant to paragraph (a) of rule 485


                       PRELIMINARY, SUBJECT TO COMPLETION
                              DATED JULY ____, 1999

The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                            THE GABELLI MATHERS FUND

                                   PROSPECTUS
                                September , 1999


The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
========================================================================

                            The Gabelli Mathers Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               Board of Trustees

Mario J. Gabelli, CFA                            Felix J. Christiana
Chairman and Chief Investment Officer            Former Senior Vice President
Gabelli Asset Management Inc.                    Dollar Dry Dock Savings Bank
Chairman
The Gabelli Mathers Fund

Anthony J. Colavita                              Vincent D. Enright
Attorney-at-Law                          Former Senior Vice President and Chief
Anthony J. Colavita, P.C.               Financial Officer, KeySpan Energy Corp.

Charles G. Freund                                Jon P. Hedrich
Former Vice President, Secretary and Treasurer   Former President and Partner
MidCon Corp.                            Steiner Diamond Institutional Services

Robert E. Kohnen                                 Karl Otto Pohl
Former Vice President and Investment Manager     Former President
Protection Mutual Insurance Company              Deutsche Bundesbank

Anthony  R. Pustorino, CPA                       Werner J. Roeder, M.D
Professor of Accounting, Pace University         Practicing Private Physician
                                            Medical Director, Lawrence Hospital

Jack O. Vance                                    Henry G. Van der Eb, CFA
Managing Director                         President and Chief Executive Officer
Management Research, Inc.                        The Gabelli Mathers Fund

Anthonie C. van Ekris
Managing Director
BALMAC International


                         Officers
Mario J. Gabelli, CFA                            Henry G. Van der Eb, CFA
Chairman                                  President and Chief Executive Officer

Bruce N. Alpert, CPA                             Anne E. Morrissy, CFA
Executive Vice President and Treasurer           Executive Vice President


James E.McKee                                    Lawrence A. Kenyon, CPA
Secretary                                        Senior Vice President

Gus Coutsouros, CPA                              Edith L. Cook
Assistant Treasurer                              Vice President

Julie Tedesco                                    Heidi M. Stubner
Assistant Secretary                              Vice President





TABLE OF CONTENTS

                                                                           Page

Investment and Performance Summary....................................
Investment and Risk Information.......................................
Management of the Fund................................................
Purchasing, Selling and Exchanging Shares.............................
Pricing of Fund Shares................................................
Dividends and Distributions...........................................
Tax Information.......................................................
Financial Highlights..................................................

INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective and Principal Investment Strategies

The investment objective of The Gabelli Mathers Fund is capital appreciation over the long term. The Fund is flexibly managed and pursues its objective by using the following principal strategies:

* investing in equity securities, primarily common stocks, selected for their appreciation potential;
* engaging, within prescribed limits, in short sales of equity securities, primarily common stocks, whereby the fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security;
* selecting equity securities, both long and short, using fundamental analysis of both value and growth data, and technical analysis;
* investing all or a portion of its assets in fixed income securities, primarily U.S. Treasury securities, when the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") believes the risk of owning common stocks is high; and
* varying its common stock exposure by hedging, primarily with the purchase or short sale of stock index futures contracts.

Principal Risks

The Fund is subject to the risks associated with investing in both equity and fixed income securities. The Fund is also subject to certain additional risks associated with stock index futures hedging and the higher risk investment strategy of short sales of equity securities.

Equity Securities: To the extent that the Fund's portfolio has significant equity exposure, long and/or short, the Fund is subject to the risks inherent in the stock market, which include the following:

* unpredictable price volatility in individual stocks and various stock indices;
* changes in interest rates, inflation and corporate profits, currency exchange rate volatility, and other economic factors;
*   individual company and/or industry developments;
*   national and international political events; and
*   potential "Year 2000" financial market and economic disruptions.

The Adviser's stock selection process is not limited by the total market value of a company's stock, so the Fund may be long or short small, medium or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradeable shares. In general, companies with small revenue bases may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special or unique characteristics, in which the Fund may invest, may lose value if their unusual company circumstances do not develop as anticipated.

Short positions in equity securities are generally considered to be more risky than long positions, since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to the original purchase price.

Fixed Income Securities: To the extent that the Fund's portfolio is invested in U.S. Treasury securities or other fixed income securities, the Fund is subject to risks which include loss of principal as interest rates rise (as a function of the maturity date of each issue held), and each issuer's credit quality risk. Additionally, the Fund may lose the opportunity to benefit on that portion of its portfolio invested in fixed income securities if stock prices increase.

Hedging: The percentage fluctuation in the value of the Fund's hedging positions in stock index futures and options may be greater than those of the underlying index, and positions in such futures and options are subject to certain other risks, including but not limited to the following: * an imperfect correlation between the change in market value of the long stock positions in the Fund's portfolio relative to its stock index futures or options hedge positions, limiting the effectiveness of the hedge; * possible temporary illiquidity in the markets for stock index futures or options which may result in continuing exposure to adverse price movements; and
* the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging.

Other Risk Information: There are market risks inherent in any investment, and there is no assurance that the objective of the Fund will be realized. Also, there is no assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested.

Who May Want to Invest:

The shares offered in this Prospectus are offered only to investors who acquire the shares directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to offer these shares.

The Fund may appeal to you if:
         *   you are a contrarian long-term investor or saver,
         * you seek long term growth of capital with returns that are typically uncorrelated with the stock market, or
         * you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities and/or may employ hedging techniques with respect to its common stock exposure.

You may not want to invest in the Fund if:
         *   you are seeking a high level of current income,
         * you seek returns that typically move with the S&P 500 Index, in up and down markets, or * you seek a fully invested equity portfolio.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Performance

The return information below illustrates how the Fund's performance can vary and gives some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad based stock indices. Please keep in mind that the Fund's past performance does not represent how it will perform in the future. The return data includes the reinvestment of all income dividends and capital gains distributions.

BAR CHART   (Graphic Omitted)

       Calendar Year            Total Return
           1989                    10.41%
           1990                    10.43%
           1991                     9.45%
           1992                     3.11%
           1993                     2.13%
           1994                    (5.89)%
           1995                     7.01%
           1996                    (0.07)%
           1997                     3.01%
           1998                    (5.21)%

     During the period shown in the bar chart, the highest quarterly return was 5.19% for the quarter ended March 1989 and the lowest quarterly return was (3.21)% for the quarter ended December 1998. For the six months ended June 30, 1999, the Fund's total return was 1.62%.

                                             Average Annual Total Returns
                                       (for the periods ended December 31, 1998)

                                                                                         Since Inception
                                                  One Year     Five Years   Ten Years     8-19-65
The Gabelli Mathers Fund                             (5.21)%      (0.35)%       3.28%         11.53%
S&P 500 Index*                                       28.72%       24.09%       19.21%         12.28%
Value Line Composite**                               (1.94)%      10.58%        9.32%          7.50%


* The S&P 500 Index is an index of 500 stocks, with each stock weighted according to its market value or capitalization. The performance of the Index does not include expenses or fees.
** The Value Line Composite is an average comprised of approximately 1,617 stocks, with each stock having an equal weighting, regardless of its market capitalization.


Fees and Expenses of the Fund

Shareholder Fees (fees paid directly from your investment)

The Fund is a no load Fund, so you pay no sales charges (loads) to buy or sell shares.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): 1
Management Fees 2.................................................       1.00%
Distribution (Rule 12b-1) Fees 3..................................       0.25
Other Expenses 4.....................................................    0.30
Total Annual Operating Expens.....................................       1.55%
Fee Waiver 5......................................................      (0.20)
Total Annual Operating Expenses (after the fee waiver) ...........       1.35%
----------------------
 1   Information in this table was calculated using the Fund's average net assets for the fiscal year ended December
     31, 1998 of $122,370,000.
2 Effective September _____ , 1999, Gabelli Funds, LLC became the investment adviser to the Fund. The expense information above has been restated to reflect this change in adviser. Under the terms of the investment advisory agreement dated September ___ , 1999, the Adviser is entitled to receive a fee for providing advisory and administrative services equal to 1.00% of the Fund's average daily net assets (before giving effect to the fee waiver referred to in footnote 5 below).
3 The Fund adopted a Rule 12b-1 Plan on September ___, 1999 to provide distribution and shareholder services. The annual fee is 0.25% of the Fund's average daily net assets. The Plan requires that this fee be paid out of the assets of the Fund. Pursuant to the Plan, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
4 "Other expenses" is a pro forma figure reflecting reductions in expenses (insurance, audit, legal and transfer agent fees) implemented upon the Fund joining the Gabelli family of funds on September __, 1999. In the fiscal year ended December 31, 1998, actual "other expenses" were 0.45%.
5    On the first $100 million of the Fund's assets, the Adviser will waive
 0.25% of its 1.00% advisory fee for the first two years after the change in adviser.


Expense Example

This example is intended to help you compare the cost of investing in the Fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that you invest an initial $10,000 in the Fund and then redeem all of your shares at the end of each holding period as indicated below. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1 Year               3 Years              5 Years              10 Years

$163                  $505                 $871                $1,898

The above example does not take the fee waiver into account. Giving effect to the fee waiver your costs would be: $142 after one year, $441 after three years, $761 after five years and $1,669 after ten years.

INVESTMENT AND RISK INFORMATION

The Fund is flexibly managed, with the ability to utilize either long and/or short equity positions in the pursuit of its investment objective. The policy of the Fund is generally to effect transactions in securities which the Adviser believes offer the possibility of increasing the Fund's net asset value per share. To the extent that the Fund's portfolio has significant equity exposure, either long or short, its net asset value per share may be subject to greater volatility than when the portfolio contains a substantial amount of fixed income securities.

However, no minimum or maximum percentage of the Fund's assets is required to be invested in any type of security. The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds or, subject to certain limitations, certificates of deposit, prime-rated commercial paper or repurchase agreements (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price) when the Adviser believes general conditions warrant such action or during periods when the Adviser believes that the risks associated with equity securities are high. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets. For instance, during most of 1989 through the first six months of 1999, a majority of the Fund's assets were invested in U.S. Treasury securities. During this period, the equity securities held in the Fund's portfolio were often hedged to varying extents by short sales of Standard & Poor's 500 stock index futures contracts for the purpose of protecting the Fund's assets from potential loss in a declining market.

Since May 1, 1998, the Fund has had the authority to make short sales of securities in amounts of up to 30% of the value of the Fund's net assets (determined at the time of short sale). A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short for delivery to the buyer. The Fund then commits to return the borrowed security, typically at an unspecified future date, by purchasing the security at its market price at the time of replacement. Such a transaction will be profitable to the Fund if the price of the security at the time the Fund purchases it is less than its price at the time the Fund sold it short. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund must reimburse the lender for any dividends paid on the borrowed stock while the short position is open and may have to pay a fee to borrow certain stocks.

The Fund's broker retains the proceeds of the short sale as collateral until such time that the Fund covers the short position. In general, the Fund must also pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted upward or downward daily to reflect increases or decreases in the market value of the securities sold short. In addition, under SEC rules, until the Fund covers its short position, the Fund must maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral, excluding initial proceeds from the short sale, equals the then current market value of the security sold short.

The Fund may vary its equity exposure by hedging through the purchase of exchange-traded put and call options on stock indices and/or the purchase or short sale of stock index futures contracts and options on such contracts. Stock index options confer upon the holder the right to receive an amount of cash upon exercise if the closing level of the underlying stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is held based on the difference between the current price level of such contract and the price at which the contract is originally made. An option on a stock index futures contract gives the holder the right, but not the obligation, to acquire either a long or short position in such futures contract at a specified price.

The total cost of outstanding stock index options (determined as of the time of purchase) held by the Fund may not exceed 5% of the Fund's net assets, and the Fund will not enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments.

The Fund may purchase securities of unseasoned companies, where the risks are considerably greater than with common stock of more established companies, and securities of foreign issuers, from time to time when the Adviser believes such investments offer the possibility of capital growth. However, the Fund may not invest more than 5% of its assets in securities of companies which have a record of less than three years continuous operation (including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business). The Fund may not invest more than 10% of its assets in securities of foreign issuers which are not publicly traded in the United States.

The Fund may purchase corporate debentures or notes (without limitation as to rating) and preferred stocks, particularly those which are convertible into or carry rights to acquire common stock, and warrants when such investments appear to offer the possibility of appreciation in value.

While the Fund's objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The Adviser may consider a variety of factors other than the holding period, including but not limited to financial market conditions, corporate developments, other investment opportunities, fund redemptions, tax considerations, including the Fund's tax loss carryforward, and changed expectations, in determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund's portfolio may be high since both long and short positions in individual equity securities, stock index futures and options on stock index futures, as well as long positions in fixed income securities, may be held for very short time periods.

The investment objective and the other policies described under this caption are not fundamental policies and may be changed by a vote of a majority of the Board of Trustees of the Fund without a vote of shareholders.



MANAGEMENT OF THE FUND

The Adviser. Effective September ___, 1999, Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, (800) 422-3554 entered into a set of strategic initiatives with Mathers and Company Inc. and now serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser and its affiliates also manage other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly traded company listed on the New York Stock Exchange. The Adviser is entitled to receive a 1.00% annual fee to provide investment advisory and administrative services to the Fund, except that the Adviser will waive 0.25% of its 1.00% advisory fee on the first $100 million of the Fund's assets until _________, 2001.

Prior to September ___, 1999, Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (847) 295-7400, served as investment adviser to the Fund. Under its investment advisory agreement, Mathers and Company received a fee equal to 0.74% of the Fund's average net assets, before giving effect to expense reimbursements, in 1998. Mathers and Company, Inc. was the investment counseling firm which served as investment adviser to the Fund from its inception in 1965 and as investment adviser to other clients since 1961. Henry G. Van der Eb, President of Mathers and Company, Inc. and Chairman and a Director of the Fund, owned all of the outstanding shares and was the controlling person of Mathers and Company, Inc.

The Portfolio Manager. Henry Van der Eb, CFA, of Gabelli Funds, LLC, has been primarily responsible for the day-to-day management of the Fund for more than the last 20 years.

Year 2000. As the year 2000 approaches, concerns regarding the ability of software used by the Fund's service providers to distinguish between the date "2000" and the date "1900" have emerged . Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer systems could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the year 2000 problem may adversely affect the companies in which the Fund invests, which could lower the value of such companies' securities and negatively affect the Fund's performance. For example, these companies may incur substantial costs to correct the year 2000 problem.

Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which allows the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund's average daily net assets. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Fund's shares as determined by the Board of Trustees. Because payments under the Plan are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan" in the Statement of Additional Information for more details regarding the Plan and the expenses payable under the Plan. Prior to September ___, 1999 the Fund had no distribution plan under Rule 12b-1 in place.

PURCHASING, SELLING AND EXCHANGING SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual, which has been delivered with this Prospectus. The Owner's Manual is considered an integral part of this Prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

PRICING OF FUND SHARES

The net asset value per share is calculated on each day on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. It is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the net asset value of the Fund may change on days when you are not able to purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to pay all dividends and distributions in cash. You may change your instructions by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends from net investment income and distributions of net realized capital gains, if any, will be paid at least annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another Fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's shares. The full year information has been audited by Arthur Andersen LLP, independent accountants, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

Per share amounts for shares of the Fund outstanding throughout each period.



                                          June 30,                           Full Year Ended December 31

                                                 1999            1998         1997        1996         1995        1994
Operating performance:
     Net asset value, beginning of year            $11.73      $13.06       $13.27      $13.75       $13.55      $15.11
     Net investment income/(loss)                                0.58         0.53        0.40         0.60        0.56
     Net realized and unrealized                               (1.26)       (0.13)      (0.41)         0.35      (1.45)
     gain/(loss) on
      investments
     Total from investment operations                          (0.68)         0.40      (0.01)         0.95      (0.89)
Distributions to shareholders:
    Net investment income                                      (0.65)       (0.61)      (0.47)       (0.72)      (0.67)
    Net realized gains                                            ---          ---         ---       (0.03)         ---
    Total distributions                                        (0.65)       (0.61)      (0.47)       (0.75)      (0.67)
    Net asset value, end of period                             $11.73       $13.06      $13.27       $13.75      $13.55
    Total return +                                            (5.21%)        3.01%     (0.07%)        7.01%     (5.89%)
Ratios to average net assets and
supplemental data:
    Net assets, end of period (in 000's)                     $108,548     $138,404    $171,596     $232,303    $293,285
    Ratio of net investment income to                           4.56%        3.96%       2.96%        4.25%       3.86%
    average net assets
    Ratio of total expenses to                                  1.16%        1.07%       1.03%        0.98%       0.93%
    average net assets
    Portfolio turnover rate                                       67%          50%         38%          58%        211%


+ Total return assumes the reinvestment of all dividends and capital gains.

    Effective September ___, 1999, the Fund entered into a new investment advisory agreement which revised the advisory fee previously payable to the Adviser, and certain other expenses of the Fund were changed at that time. See "Investment and Performance Summary - Fees and Expenses of the Fund" and "Management of the Fund".



[BACK COVER PAGE]

The Gabelli Mathers Fund

For More Information:
For more information about the Fund, the following documents are available free upon request:

Owner's Manual:
Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into this Prospectus. If you have not received it, please contact the Fund at the number listed below.

Annual/Semi-Annual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investments policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

The Gabelli Mathers Fund
One Corporate Center
Rye, NY 10580
Telephone: 1-800-GABELLI (1-800-422-3554)
www.gabelli.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.
o    Free from the Commission's Website at http://www.sec.gov




(Investment Company Act file no. 811-1311)

THE GABELLI FAMILY

OF FUNDS



-------------------------------------------------------------------------
Owner's Manual
---------------------------------------------------------------------------
                  AAA Class -
                                    No-Load Class








                                 Gabelli Global Series Funds, Inc.
                                 Gabelli Gold Fund, Inc.
                                 Gabelli International Growth Fund, Inc.
                                 Gabelli ABC Fund
                                 Gabelli Asset Fund
                                 Gabelli Growth Fund





May 1, 1999



The
information  contained  in  the  Owner's  Manual  is
incorporated  by  reference  into,  and  is  legally
considered  part  of,  the   Prospectuses   for  the
Gabelli family of Funds. The Owner's Manual must be preceded or accompanied by a Gabelli Funds
Prospectus.

Owner's Manual
     Table of Contents



                           Purchasing Shares
        ---------------------------- --------------------------------------
 3 Instructions for Opening or Adding to an Account
4 Telephone  Investment Plan
4   Automatic    Investment    Plan
4  Retirement Plans
4 Minimum  Investments
  5 Dividends and Distributions

                             Selling Shares
        ---------------------------- -------------------------------------
 5  Instructions for Selling Shares
  5  By Bank Wire or Check via Telephone
  5  By Bank Wire or Check via Mail
   6  General Policies on Selling Shares
   6  Signature Guarantees
    6      Verifying Telephone Redemptions
  6      Redemptions Within 15 Days of Investment
     6      Refusal of Redemption Request
  6      Closing of Small Accounts
   6      Undeliverable Distribution Checks

                       Exchanging Shares
   ---------------------------------------------------------------------------
   7  Instructions for Exchanging Shares

            Pricing of Fund Shares
  ------ ---------------------------------------------------------------------
   7  How NAV is Calculated

PURCHASING SHARES

         Instructions for Opening or Adding to an Account


Purchases through Brokers/Dealers:
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Your should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.

Purchases directly from the Fund:
All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

         By Regular Mail            By Overnight Delivery
         The Gabelli Funds          The Gabelli Funds
         PO Box 8308                 c/o BFDS Building, 6th Floor
         Boston, MA 02266-8308      Two Heritage Drive
                                    Quincy, MA 02171

For Initial Investment:
1.    Carefully read and complete the application.
2. Make check, bank draft or money order payable to "[name of Fund]." 3. Mail or deliver application and payment to the address above.

For Subsequent Investments:
1. Make check, bank draft or money order payable to "[name of Fund]." 2. Provide the exact name and number of your account. 3. Mail or deliver payment to the address above.

By Wire Transfer

For Initial Investment:
Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number.  Promptly mail the completed application to the
address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:
     State Street Bank and Trust Company
ABA #011-0000-28 REF DDA# 9904-6187
     Attn: Shareholder Services
     Re: [Fund Name]
A/C#___________________________
Your name ______________________
     225 Franklin Street, Boston, MA 02110

Note:  Your bank may charge a wire transfer fee.
shapeType202fFlipH0fFlipV0lTxid65536hspNext1031Questions?
Call 1-800-GABELLI
or your investment representative.
Questions?
Call 1-800-GABELLI
or your investment representative.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.


Telephone Investment Plan                                   Automatic Investment Plan

You may  purchase  additional  shares  of the  Funds by     You can  make  automatic monthly  investments  in the  Funds. Details
telephone  as long as your bank is a member of the          about this plan can be obtained from  the Distributor on a separate
Automated  Clearing  House (ACH) system. You must also      application by calling 1-800-GABELLI (800-422-3554).
have  a  completed,   approved   Investment   Plan
application  on file with the Fund's Transfer Agent.
There is a minimum of $100 for each telephone
investment.  To initiate an ACH purchase, please call
1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.


Retirement Plans


 You  can  invest  in  various   types   of
 retirement     plans
                 through   the  Fund.    Details  about these
                plans     can     be
                   obtained   from  the
                          Distributor   on   a
                           separate application
                                    by           calling
                                              1-800-GABELLI
                                                            (800-422-3554).

-

 Minimum Investments
   You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

                                         Minimum
                                         Initial                 Minimum
  Account type                           Investment             Subsequent
 ................................ ..................... ........................
 ................................ ..................... ........................

   Regular (non-retirement)                $ 1,000                   $ 0

   Retirement (IRA)
               Traditional IRA                    $ 1,000                   $ 0
               Roth IRA                           $ 1,000                   $ 0
              Spousal IRA                          $ 250                    $ 0
              Education IRA                        $ 250                    $ 0
 ................................ ..................... ........................
  ................................ ..................... ....................

          Automatic Investment Plan                 $ 0                    $ 100
 ................................ ..................... ........................
 ................................ ..................... ........................

          Telephone Investment Plan                $ 100                   $ 100
 ................................ ..................... ........................

      All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives Federal funds by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.

      The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise.

SELLING SHARES



As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.
-------------------------------------------------------------------------------
   Withdrawing Money from Your Investment
------------------------------------------------------------------------
   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.


   Systematic Withdrawal Plan
   You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.
-----------------------------------------------------------------------------


                                            Instructions for Selling Shares


The Fund accepts telephone requests for redemptions of unissued shares.

By Bank Wire or Check via Telephone
1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds: If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

By Bank Wire or Check via Mail
Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.



Selling Shares (continued)

General Policies on Selling Shares

Signature Guarantees
Signature  guarantees are required on redemption  requests for the following:  o
      The check is not being mailed to the address on your account o The check is not being made payable to the owner of the account o The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

Verifying Telephone Redemptions
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

Redemptions Within 15 Days of Investment
When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

                                                  Redemption In Kind

The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

Refusal of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Closing of Small Accounts
If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Distribution Checks
If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at
the          then           current          net          asset           value.
shapeType202fFlipH0fFlipV0lTxid131072hspNext1032Questions? Call 1-800-GABELLI or your investment representative. Questions? Call 1-800-GABELLI or your investment representative.

EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.
      Instructions for Exchanging Shares
------------------------------------------------------------------------------

       Exchanges may be made by sending a written  request to The Gabelli Funds,
       PO  Box  8308,   Boston,  MA  02266-8308  or  by  calling   1-800-GABELLI
       (1-800-422-3554).

       Please provide the following information:
         o  Your name and telephone number
         o  The exact name on your account and account number
         o Taxpayer  identification number (usually your Social Security number)
         o Dollar value or number of shares to be exchanged o The names of the Funds from/into which the exchange is to be made

       See  "Selling   Shares"  for  important   information   about   telephone
transactions.

Notes on exchanges
                                             o When  exchanging from a Fund that
                                             has  no  sales  charge  or a  lower
                                             sales  charge  to  a  Fund  with  a
                                             higher sales  charge,  you will pay
                                             the difference.  o The registration
                                             and tax  identification  numbers of
                                             the two accounts must be identical.
                                             o This  exchange  privilege  may be
                                             changed or  eliminated  at any time
                                             upon    a    60-day    notice    to
                                             shareholders. o Be sure to read the
                                             prospectus  carefully  of any  Fund
                                             into  which  you  wish to  exchange
                                             shares.


                                                PRICING OF FUND SHARES

                                                 How NAV is Calculated


The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                                         NAV =

                                              Total Assets - Liabilities

                                                   Number of Shares
                                                      Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).
       A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

       Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

       Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.

                                          PRELIMINARY, SUBJECT TO COMPLETION
                                                 DATED JULY ____, 1999

         The information in this Statement of Additional Information is not complete and may be changed. This Statement of Additional Information is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.



                                               THE GABELLI MATHERS FUND

                                          STATEMENT OF ADDITIONAL INFORMATION


                                                 September ___ , 1999


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Mathers Fund. The SAI should be read in conjunction with the Fund's Prospectus dated September ___ , 1999. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet Web site printed below. The Fund's financial statements for its fiscal year ended December 31, 1998, included in its 1998 Annual Report to Shareholders, are incorporated by reference into this statement.


One Corporate Center
Rye, New York 10580-1434
Telephone 1-800-GABELLI (1-800-422-3554)
http://www.gabelli.com


[NEXT PAGE]

TABLE OF CONTENTS


General Information............................................................
Investment Strategies and Risks...............................................
Investment Restrictions.......................................................
Trustees and Officers..........................................................
Control Persons and Principal Shareholders.....................................
Investment Advisory and Other Services........................................
Distribution Plan..........................................................
Portfolio Transactions and Brokerage........................................
Retirement Programs........................................................
Purchase and Redemption of Fund Shares........................................
Computation of Net Asset Value..............................................
Dividends, Distributions and Taxes.........................................
Investment Performance Information.............................................
Description of the Fund's Shares........................................
Financial Statements.....................................................

GENERAL INFORMATION

The Gabelli Mathers Fund (the "Fund") was formed as a Delaware business trust under the laws of the state of Delaware on June 17, 1999 and commenced operations on _____, 1999 as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965 that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information and performance data relating to the period prior to ____, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares.

INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective, how the Fund seeks to achieve its investment objective and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

Fixed-Income Securities

As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 3 under "Fundamental Policies" below, invest all or any portion of its assets in high quality fixed-income securities, which may include the following: * U.S. Treasury bills, notes or bonds; * banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements;
* commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service,
    Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and
*   repurchase agreements with respect to the foregoing.

Repurchase Agreements

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include * possible decline in their value while the Fund seeks to enforce its rights, * possible loss of all or a part of the income or proceeds of the repurchase, * possible loss of rights in such securities, and * additional expenses to the Fund in enforcing its rights.

Short Sales of Securities

As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 10 under "Non-fundamental Policies" below, effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

The Fund's broker retains the proceeds of the short sale for the purpose of meeting collateral requirements until such time as the Fund closes out the short position. In general, the Fund must also pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short. It is possible that up to 100% of the Fund's assets will be held in such a segregated account (or a segregated account as described under "Stock Index Futures Contracts and Options on Such Contracts" below) or deposited with a broker as collateral as described in the preceding sentences.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline. The Fund anticipates that its short sales will generally involve individual equity securities and will generally not involve short sales "against the box," which is the sale of a security that the seller contemporaneously owns or has a right to obtain at no added cost. The asset segregation procedures described in the preceding paragraph need not be applied to short sales to the extent they are "against the box."

The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when and how to utilize short selling involves the exercise of skill and judgement and, unless the Fund's Investment Adviser, Gabelli Funds, LLC (the "Adviser") correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made,
(ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowed and sold short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

Corporate Reorganizations

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

Stock Index Options

As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 7 under "Non-fundamental Policies" below, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation ("OCC"). The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly, in the case of a call, and inversely, in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

Stock Index Futures Contracts and Options on Such Contracts

As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 8 under "Non-fundamental Policies" below, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the Adviser thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is open based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets - even assets directly traceable to the Fund - from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund will not sell stock index futures contracts if, immediately thereafter, the aggregate underlying value of all such stock index futures contracts would exceed the total market value (or, if higher, a volatility-adjusted value) of the Fund's portfolio of equity securities (although it is possible that the value of all such futures contracts could exceed such total market value or such volatility-adjusted value of portfolio equity securities due to subsequent market movements), and the Fund will not purchase stock index futures contracts unless it maintains with its custodian in a segregated account cash or liquid securities in an amount equal to the market value of all such stock index futures contracts (less the amount of initial margin deposits in respect thereof).

The Fund has obtained from the CFTC an exclusion from falling within the definition of a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

Several risk factors are associated  with trading stock index futures  contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the Fund's Adviser correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, in response to the market turbulence in October 1987, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index (as, in fact, happened during October 1987), materially impairing the usefulness of the stock index futures markets for hedging stock positions.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose).

2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances.

3. Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose).

4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

5. Make investments for the purpose of exercising control or management of any company.

6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer.

7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment adviser.

Non-fundamental Policies

The Fund has adopted the following non-fundamental policies which may be changed by the Fund's Board of Trustees without shareholder approval. The Fund will not:

1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

2. Purchase any interest in any oil, gas or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options.

3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer.

4. Acquire or retain any security issued by a company if the trustees or officers of the Fund or directors, officers or other affiliated persons of its investment adviser beneficially owning more than 1/2% of such company's securities together own more than 5% of its securities.

5. Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Trustees, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days.

6. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States.

7. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

8. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments.

9. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market value) or more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange (warrants acquired by the Fund in units or attached to securities to be considered without value for these purposes).

10. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 30% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 3% of the Fund's net assets or if the securities sold short would constitute more than 2% of a class of the issuer's outstanding securities.

General

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase or initial investment or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

The Fund's fundamental investment restriction as to concentration, described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 6 under "Non-fundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer). As of December 31, 1998, 1.2% of the Fund's net assets were invested in securities of foreign issuers. Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S.
companies.

The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will participate only when the Adviser believes the securities offered are consistent with the Fund's non-prospectus offering security selections and investment risk profile.

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund consists of thirteen individuals, ten of whom are not "interested persons" of the Fund as defined in the Investment Company Act. Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Trustees and principal officers of the Fund, their ages and their principal occupations for the past five years are listed below. Unless otherwise specified, the address of each person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk (*).



Name, Age and Position(s) with Fund                           Principal Occupations During Past Five Years

Mario J. Gabelli, CFA, 57 *                                   Chairman of the Board, Chief Executive Officer and
Chairman                                                      Chief Investment Officer of Gabelli Asset Management
Trustee                                                       Inc. (since February 1999) and Gabelli Funds Inc.
                                                                                  =
                                                              Director        or
                                                              Trustee     and/or
                                                              Officer         of
                                                              thirteen     other
                                                              Gabelli     funds.
                                                              Chairman   of  the
                                                              Board   and  Chief
                                                              Executive  Officer
                                                              of           Lynch
                                                              Corporation
                                                              (diversified
                                                              manufacturing  and
                                                              communications
                                                              services  company)
                                                              and   Director  of
                                                              East/West
                                                              Communications
                                                              Inc.

Felix J. Christiana, 73                                       Formerly Senior Vice President of Dry Dock Savings
Trustee                                                       Bank; Director or Trustee of  nine other Gabelli funds.

Anthony J. Colavita, 64                                       President and Attorney at Law in the law firm of
Trustee                                                       Anthony J. Colavita, P.C. since 1961; Director or
                                                              Trustee         of
thirteen other Gabelli funds.

Vincent D. Enright, 55                                        Former Senior Vice President and Chief Financial
Trustee                                                       Officer of KeySpan Energy Corp.; Director or Trustee
                                                              of three other Gabelli funds.

Charles G. Freund, 75                                         Director of Lincoln National Direct Placement Fund,
Trustee                                                       Inc. and Lincoln Convertible Securities Fund
                                                              (registered
                                                              closed-end
                                                              investment
                                                              companies)     and
                                                              Success Bancshares
                                                              Inc.  Prior to his
                                                              retirement      in
                                                              1986,  Mr.  Freund
                                                              was           Vice
                                                              President,
                                                              Secretary      and
                                                              Treasurer       of
                                                              MidCon  Corp.,   a
                                                              natural        gas
                                                              pipeline company.

Jon P. Hedrich, 58                                            Private investor. Prior to 1992, he was President and
Trustee                                                       Partner of Steiner Diamond Institutional Services.


Robert E. Kohnen, 65                                          President of Bask Group LLC (investment management
Trustee                                                       firm); prior to 1999, Vice President and Investment
                                                              Manager of Protection Mutual Insurance Company.

Karl Otto Pohl, 69 *+                                         Member of the Shareholder Committee of Sal Oppenheim
Trustee                                                       Jr. & Cie (private investment bank). Director of
                                                              Gabelli      Asset
                                                              Management    Inc.
                                                              (investment
                                                              management),
                                                              Zurich      Allied
                                                              (insurance),   and
                                                              TrizecHahn   Corp.
                                                              Former   President
                                                              of  the   Deutsche
                                                              Bundesbank     and
                                                              Chairman   of  its
                                                              Central       Bank
                                                              Council  from 1980
                                                              through      1991.
                                                              Director        or
                                                              Trustee   of   all
                                                              other mutual funds
                                                              advised by Gabelli
                                                              Funds, LLC and its
                                                              affiliates.

Anthony  R. Pustorino, CPA, 73                                Certified Public  Accountant;  Professor of Accounting,
Trustee                                                       Pace  University;  Director  or  Trustee  of nine other
                                 Gabelli funds.

Werner J. Roeder, M.D., 58                                    Medical  Director,  Lawrence  Hospital  and  practicing
Trustee                                                       private  physician;  Director or Trustee of seven other
                                 Gabelli funds.

Henry  G. Van der Eb, CFA, 54 *                               Prior to
President and Chief Executive Officer                         September 1999, Chairman and Chief Executive Officer
Trustee ++                                                    of Mathers Fund, Inc. and President, Mathers and
                                  Company, Inc.

Anthonie C. van Ekris, 65                                     Managing Director of BALMAC International. Director or
Trustee                                                       Trustee of ten other Gabelli funds.

Jack O. Vance, 74                                             Managing Director of Management Research, Inc., a
Trustee                                                       management consulting firm.  Director of International
                                                              Rectifier Corporation (semi-conductors), Semtech Inc.
                                                              and FCG Enterprises, Inc. (management consulting)

Bruce N. Alpert, 47                                           Executive Vice President and Chief Operating Officer
Executive Vice President and Treasurer                        of the Adviser.  President and Director of Gabelli
                                                              Advisers, Inc. and an officer of all funds advised by
                                                              Gabelli Funds, LLC and its affiliates.

James E. McKee, 36                                            Vice President and General Counsel of the Adviser.
Secretary                                                     Vice President and General Counsel of GAMCO Investors,
                                                              Inc. since 1993.  Secretary of all funds advised by
                                                              Gabelli Funds, LLC and Gabelli Advisers, Inc. since
                                                              August 1995.  Branch Chief with the U.S. Securities
                                                              and Exchange Commission in New York, 1992 through 1993.

Anne E. Morrissy, CFA, 38                                      Prior to
Executive Vice President ++                                   September 1999, Executive Vice President, Secretary
                                                              and Director, Mathers Fund Inc. and Vice President,
                                                              Mathers and Company, Inc.

Lawrence A. Kenyon, CPA, 34                                   Prior to
Senior Vice President ++                                      September 1999, Senior Vice President and Chief
                                                              Financial Officer, Mathers Fund Inc. and Vice
                                                              President and Treasurer, Mathers and Company, Inc.

Edith L. Cook, 58                                              Prior to
Vice President ++                                             September 1999, Vice President and Treasurer, Mathers
                                                              Fund Inc. and Vice President, Mathers and Company, Inc.

Heidi M. Stubner, 31                                          Prior to
Vice President ++                                             September 1999, Vice President, Mathers Fund Inc.


+    Mr. Pohl is a director of the parent company of the Adviser.
++  Address is 100 Corporate North, Suite 201, Bannockburn, IL  60015.

As of ____, 1999, the Trustees and officers of the Fund, as a group, beneficially owned ______ or ____% of the Fund's outstanding shares.

The Board of Trustees of the Fund has an audit committee consisting of Messrs. Christiana and Pustorino. These Trustees are not "interested persons" of the Fund (as defined in the 1940 Act). The audit committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. The Fund also has a nominating committee consisting of Messrs. Colavita and Roeder. These persons are not "interested persons" of the Fund (as defined in the 1940
Act). The nominating committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.

No affiliated person of the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not an affiliated person of the Adviser, $1,000 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. Additionally, Messrs. Freund, Hedrich, Kohnen and Vance receive an annual retainer of $5,000. The Fund also pays each Trustee serving as a member of the Audit or Nominating Committees a fee of $500 per committee meeting, if held on a day other than a regularly scheduled board meeting. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses. For the fiscal year ended December 31, 1998, the fees paid by the Fund to its Trustees who are not "interested persons" of the Fund totaled $51,000 as set forth in the table below:


Name of Non-Interested Trustees of the Fund               Aggregate Compensation from the Fund

Karl M. Becker                                                            $9,000
Tyler R. Cain                                                             $9,000
Charles G. Freund                                                         $9,000
Jon P. Hedrich                                                            $8,000
Robert E. Kohnen                                                          $8,000
Jack O. Vance                                                             $8,000


For the fiscal year ended December 31, 1998, none of the Trustees listed in the table above served as a Director or Trustee of any other mutual fund in the Gabelli Fund complex.

The following table sets forth certain information regarding the aggregate compensation paid to certain persons who became Trustees of the Fund on September ___, 1999 from mutual funds in the Gabelli fund complex for the fiscal year ended December 31, 1998 (the number in parentheses represents the number of such mutual funds):

Name of Trustees                                             Aggregate Compensation from Gabelli Fund Complex

Felix J. Christiana                                                              $88,500   (9)
Anthony J. Colavita                                                               $82,000 (13)
Vincent D. Enright                                                               $18,000   (3)
Mario J. Gabelli                                                                    $   0 (13)
Karl Otto Pohl                                                                   $102,466 (15)
Anthony R. Pustorino                                                            $100,500   (9)
Werner J. Roeder                                                                 $25,500   (7)
Anthonie C. van Ekris                                                             $57,500 (10)

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of ______, 1999, no person owned of record or was known by the Fund to own beneficially more than 5% of the Fund's outstanding shares except for Edward Pauls, who owned of record _____% of the Fund's outstanding shares as of such date.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

An investment advisory agreement (the "Current Agreement") between the Fund and Gabelli Funds, LLC was approved by the shareholders of the Fund on September ___ , 1999. The Adviser is a New York limited liability company which also serves as adviser to fourteen other open-end investment companies and four closed-end investment companies in the Gabelli fund complex. The principal office of the Adviser is located at One Corporate Center, Rye, New York, 10580-1434. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of Gabelli Asset Management Inc. ("Gabelli"), the parent company of the Adviser.

As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's daily average net assets. The Adviser will waive a portion of such fee equal to 0.25% of the Fund's daily net asset value during the period prior to ____, 2001 on the first $100 million of net assets of the Fund.

Prior to September ___ , 1999, under an investment advisory agreement between the Fund and Mathers and Company, Inc., 100 Corporate North, Suite 201,
Bannockburn, Illinois (the "Prior Agreement"), Mathers and Company furnished continuous investment advisory services and management to the Fund. Mathers and Company received an annual fee of 0.75% of the first $200,000,000 of the Fund's average net asset value, plus 0.625% of such value in excess of $200,000,000 but not exceeding $500,000,000, plus 0.50% of such value in excess of $500,000,000, payable monthly and determined by valuations made as of the close of the previous month. The fees paid by the Fund to Mathers and Company for 1998, 1997 and 1996 were $865,916, $1,123,610 and $1,451,059, respectively. Pursuant to an expense reimbursement provision contained in the Prior Agreement, the fees paid by the Fund to Mathers and Company for 1998 were reduced by $41,301. Absent such expense reimbursement provision, the fees paid by the Fund to Mathers and Company for 1998 would have been $907,217.

Mr. Henry G. Van der Eb, CFA, President and Chief Executive Officer, Trustee and portfolio manager of the Fund, was President and a director of Mathers and Company, Inc. Mr. Van der Eb owned all of the outstanding shares, and was the controlling person, of Mathers and Company. Mr. Van der Eb has been primarily responsible for the day-to-day management of the Fund's portfolio for more than the last twenty years.

The Current Agreement provides that the Adviser will act as investment adviser to the Fund, supervise and manage the Fund's investment activities on a discretionary basis and oversee the administration of the Fund's business and affairs. In this connection, the Adviser is responsible for maintaining certain of the Fund's books and records and performing other administrative aspects of the Fund's operations to the extent not performed by the Fund's custodian, transfer agent and dividend disbursing agent. The Adviser is permitted to subcontract at its own expense these administrative responsibilities to persons it believes are qualified to perform such services and expects to subcontract certain of these administrative responsibilities to First Data Investor Services Group, Inc. with respect to the Fund pursuant to a Sub-Administration Agreement, as described below.

The Adviser bears all costs and expenses incurred in connection with its duties under the Current Agreement, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's Trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and
(xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Current Agreement provides that in the course of the Adviser's execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund's Board of Trustees, (i) place orders for the purchase or sale of the Fund's portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

The Current Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, directors, employees, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Fund. However, the agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The agreement also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the agreement unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

The Current Agreement expressly permits the Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Fund's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Adviser for other investment companies, entities or products. The agreement also provides that in the event that the Adviser ceases to be the Fund's investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

The Current Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Trustees (or, with respect to the provisions relating to the Fund's Plan of Distribution, by a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements) by the holders of the same proportion of shares required to authorize the agreement or by the Adviser. The agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The agreement provides that unless terminated it will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the agreement is approved annually by the Trustees of the Fund or the shareholders of the Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or "interested persons" as defined in the 1940 Act of any such person.

Sub-Administrator

Effective September ___ , 1999, First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended ("the Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.001%. The sub-administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as the Fund's legal counsel.

Independent Accountants

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent accountants, have been selected to audit and express their opinion on the Fund's annual financial statements.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171. Neither State Street nor BFDS assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund's 12b-1 Plan (see "Distribution Plan" below), effective September __, 1999, the Fund entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an affiliate of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

DISTRIBUTION PLAN

As approved by shareholders and effective September __, 1999, the Fund adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of .25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan does not require the Distributor to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan.

The Plan contains a number of provisions relating to reporting obligations and to its continuation, amendment and termination as required by Rule 12b-1. The Plan will continue in effect for longer than one year only as long as its continuation is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees (Trustees who are not "interested persons" of the Fund), by a vote cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a majority of the Board of Trustees and the Rule 12b-1 Trustees, and the Plan may not be amended to increase the maximum level of payments by the Fund without such approvals and, further, the approval of a majority of the outstanding shares of the Fund. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding shares of the Fund. The Plan requires that the Board of Trustees receive, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be at the discretion of the non-interested Trustees then in office.

No interested person of the Fund or any Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of the accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. During 1998, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to Mathers and Company, Inc. (the "Prior Adviser") were $25,931,777 and $72,997, respectively, exclusive of dealer concessions from underwritten offerings.

Shortly after _____, 1999 it is anticipated that the Board will consider a proposal for the Adviser to place orders with Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser and a broker-dealer member of the National Association of Securities Dealers, Inc. Assuming the Trustees approve, the Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions of the Fund.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of each fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company Gabelli & Company may also effect portfolio transactions on behalf of the Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the Exchange.

Under the prior Adviser, during 1998, 1997 and 1996, the Fund paid total brokerage commissions of $551,077, $291,860 and $532,849, respectively, virtually all of which was paid to firms providing research as well as brokerage services. None of the commissions paid by the Fund in 1998, 1997 or 1996 were paid to Gabelli & Company The Fund's annual portfolio turnover rate is set forth in the Prospectus under "Financial Highlights". Portfolio turnover may be high in certain years. Several factors may contribute to this, including (i) the volatility of the markets, combined with a willingness of the Adviser to respond to certain market conditions believed by the Adviser to warrant holding a security for a period shorter than the long-term, and (ii) the Adviser's willingness to invest in fixed income securities with maturities greater than one year (which, unlike short-term debt instruments, are included in calculating portfolio turnover) under the circumstances described in the Prospectus.

RETIREMENT PROGRAMS

Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

     Investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.

Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

PURCHASE AND REDEMPTION OF FUND SHARES

The Fund issues shares directly through its distributor. The purchase price per share is the next determined net asset value after acceptance of an application. See "Computation of Net Asset Value". Information about purchasing, selling and exchanging shares is contained in a separate document called the Owner's Manual, which has been delivered with the Prospectus. The Owner's Manual is considered an integral part of the Prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Adviser and taken at the value used in determining the Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Adviser believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

COMPUTATION OF NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

United States Government obligations and other short-term debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Short-term debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.

Stock index futures contracts held by the Fund are valued at the close of trading settlement price established each day by the exchange on which they are traded. Options on stock index futures and options on cash stock indices are valued at their daily end of trading closing prices on the exchanges on which they are traded.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Code. In order to remain qualified, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities and certain other income (including, but not limited to, gains from options and futures contracts) derived with respect to its business of investing in stocks and securities, and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

As a regulated investment company, the Fund is generally not subject to federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains exclusive of net capital gains) each year. In the event the Fund does not qualify in any year as a regulated investment company, its income would be taxed to the Fund whether or not distributed, and distributions would generally be taxable to shareholders as ordinary dividend income.

A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year at least (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for such calendar year, and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller), delivers the security to the broker (as the lender), and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. Special rules may affect the character of any gains or losses, in certain circumstances, if the Fund were to hold substantially identical securities at the time that it enters into a short sale. However, the Fund does not intend to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Under the "mark-to-market" rules of the Code, most stock index options, stock index futures contracts and options on such contracts will be treated for federal income tax purposes as having been sold for their fair market value on the last business day of the Fund's taxable year. Any gain or loss resulting from such deemed sales, and from actual sales of such options and futures contracts, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. If the Fund engages in certain hedged transactions, the Code may treat the transaction as a deemed sale of the appreciated property, which may accelerate the gain on the hedged transaction.

In general, distributions of net investment income will be taxable as ordinary income. In addition, distributions of net capital gain (i.e., the Fund's net long-term capital gains in excess of its net short-term capital losses and available capital loss carryover), when designated as such by the Fund, generally are treated as gain recognized from the sale or exchange of a capital asset held for more than one year, regardless of how long you have held your Fund shares. In general, among other circumstances, the Fund will generate capital gain or loss upon liquidating an investment in order to change the composition of its investment portfolio.

If the net asset value of shares is reduced below your cost by a distribution, such distribution would be taxable as described in the Prospectus even though it might be viewed in economic terms as a return of capital. For federal income tax purposes, the original cost continues as the tax basis and on redemption the gain or loss is the difference between such basis and the redemption price.

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distribution. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

In the case of corporate shareholders, such distributions are eligible for the dividends received deduction only to the extent of the aggregate qualifying dividends received by the Fund from domestic corporations in any year. Distributions of long-term capital gains are taxable to the corporate shareholder as long-term capital gains and are not eligible for the dividends received deduction.

For purposes of determining your taxable income each year, dividends declared by the Fund in October, November or December of a year, payable to you as of a record date in any such month, and paid during the following January, will be treated for federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan or a tax-sheltered annuity plan where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. Also, all qualified plans must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another vehicle such as an IRA within 60 days, the shareholder will have to contribute to the IRA the amount of the distribution (after withholding) plus an amount equal to the amount withheld. The amount withheld can be applied to reduce the shareholder's federal income tax liability and may be refunded to the shareholder upon filing a federal income tax return if it exceeds such tax liability. If the amount withheld is not rolled over into the IRA, it will be subject to income taxes and, if the shareholder has not attained age 59 1/2, an additional 10% penalty tax may apply.

The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their tax advisers for a complete discussion on the impact of these rules on such distributions.

The foregoing is only a general summary of the certain provisions of the Code and current Treasury regulations applicable to the Fund and its shareholders.
The Code and such regulations are subject to change by legislative or administrative action.

The tax consequences to a foreign shareholder of the Fund may be different from those described herein. Foreign shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Distributions to you may also be subject to state and local taxes. Investors are urged to consult their tax advisers regarding the application of federal, state and local tax laws.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may report its historical performance for various periods on a total return basis in reports or other communications to shareholders or in advertising material. Total return combines principal changes and dividends for the periods shown. Principal changes are the difference between the beginning and ending net asset values for a given period and assume reinvestment of dividends. Dividends include income dividends and capital gains distributions paid during the period. Percentage changes are determined by subtracting the beginning net asset value from ending net asset value (computed on a total return basis) and dividing the remainder by the beginning net asset value.

The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results to be representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

Comparative performance information or rankings may be used from time to time in reports or other communications to shareholders or in advertising material.

The compound annual rates of return of the Fund for the one, five and ten year periods ended June 30, 1999, and since inception (August 19, 1965) through June 30, 1999, were -1.10%, 0.94%, 2.82% and 11.40%, respectively, computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the third preceding paragraph and "annualizing" such total return -- i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

Inasmuch as the Fund has no sales load on purchases or reinvested dividends and no deferred sales load or redemption fee, no adjustments are made for such items in calculating performance.

DESCRIPTION OF THE FUND'S SHARES

The Fund is a Delaware business trust formed on June 17, 1999. It is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware business trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

FINANCIAL STATEMENTS

The Fund's audited balance sheet and schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period ended December 31, 1998, and the auditors' report of Arthur Andersen LLP, the Fund's former independent auditor, dated January 15, 1999 relating to such financial statements, are incorporated herein by reference to the Fund's 1998 Annual Report to Shareholders. No other portion of such Annual Report is incorporated by reference herein or is a part of the registration statement of which this Statement of Additional Information is a part. A copy of the Annual Report to Shareholders referred to above is provided with this Statement of Additional Information to each person who is not a shareholder of the Fund and has not otherwise received a copy of such Report. Shareholders of the Fund may obtain a copy of the Report without charge by writing or telephoning the Fund at the address and telephone number set forth on the cover page of this Statement of Additional Information.

                                                        PART C
                                                   OTHER INFORMATION
Item 23.     Exhibits
(a)(1)     Agreement and Declaration of Trust of The Gabelli Mathers Fund
(the "Fund")

(a)(2)     Resolutions Authorizing Initial Series of Shares of the Fund

(b)        By-Laws of the Fund

(c)        Not Applicable
(d) Investment Advisory Agreement between the Fund and Gabelli Funds, LLC (the "Adviser")

(e)        Distribution Agreement between the Fund and Gabelli & Company, Inc.
(the "Distributor")

(f)        Not Applicable
(g)        Custodian Agreement between the Fund and State Street Bank and Trust
 Company *
(h)(1) Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company *

(h)(2) Sub-Administration Agreement between the Adviser and First Data Investor Services Group, Inc.

(h)(3) Amendment No. 2 to Sub-Administration Agreement between the Adviser and First Data Investor Services
           Group, Inc.

(i) Opinion and Consent of counsel concerning the legality of the securities to be issued by the Fund *

(j)         Consent of Independent Accountants *

(k)        Not Applicable
(l)        Not Applicable
(m)         Plan of Distribution pursuant to Rule 12b-1

(n)         Financial Data Schedule *

(o)         Not Applicable

*        To be filed by amendment.


Item 24.   Persons Controlled by or under Common Control with the Fund
           Insofar as the following have substantially identical or similar boards of directors or trustees they may be deemed with the Fund to be under common control: The Gabelli ABC Fund, The Gabelli Asset Fund, Gabelli Gold Fund, Inc., The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Capital Asset Fund, The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, The Gabelli Westwood Funds, The Gabelli Global Series Funds, Inc., The Gabelli U.S. Treasury Money Market Fund, Gabelli Equity Trust Inc., Gabelli Global Multimedia Trust Inc., Gabelli Convertible Securities Fund, Inc., Gabelli Utility Trust, Gabelli International Growth Fund, Inc., The
           Treasurers Fund, Inc., Gabelli Utilities Fund and Gabelli Blue Chip Value Fund.


Item 25.   Indemnification
           See Article IV of the Fund's Agreement and Declaration of Trust, filed as Exhibit (a)(1) to this Registration Statement, which provision is incorporated herein by reference. Insofar as indemnification of liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

           The Fund hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Investment Advisory Agreement, the Sub-Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item 26.   Business and Other Connections of Investment Adviser

           The Adviser is a registered investment adviser providing investment management and administrative services to the Fund. The Adviser also provides similar services to other mutual funds.

           The information required by this Item 26 of directors, officers or partners of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or such directors, officers or partners during the past two years, is incorporated by reference to Form ADV filed by the Adviser under 1940 Act (SEC File No. 801-37706).

Item 27.   Principal Underwriters

            (a) The Distributor, Gabelli & Company, Inc., is also the principal underwriter for The Gabelli ABC Fund, The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Value Fund, Inc., The Gabelli Capital Asset Fund, The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, Gabelli Gold Fund, Inc., The Gabelli International Growth Fund, Inc., The Gabelli Westwood Funds, The Gabelli Global Series Funds, Inc., The Gabelli U.S. Treasury Money Market Fund, Gabelli Utilities Fund and Gabelli Blue Chip Value Fund.
           (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company under the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).
           (c) Not applicable. The Registrant's only principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 28.   Location of Accounts and Records
           All accounts,  books and other documents required to be maintained by
           Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Sub-Administrator, First Data Investor Services Group, 101 Federal Street, Boston, Massachusetts 02110, at the offices of the Fund's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, at the offices of the Fund's Transfer Agent and Dividend Disbursing Agent, State Street Bank & Trust Company, c/o Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts 02171 or at the offices of the Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1434 and 100 Corporate North, Suite 201, Bannockburn, IL 60015.

Item 29.   Management Services
           Not Applicable

Item 30.   Undertakings
           Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bannockburn, Illinois, on the ____ day of July, 1999.


                                                     MATHERS FUND, INC.

                                                  By   /s/ Henry G. Van der Eb

                               Henry G. Van der Eb
                                                          Chairman


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on July ____, 1999 by the following persons in the capacities indicated:


Signature                                            Capacity

/s/ Henry G. Van der Eb                              Chairman and Director,
                                                   Principal Executive Officer

Henry G. Van der Eb


/s/ Lawrence A. Kenyon                               Senior Vice President and
                                                   Chief Financial Officer

Lawrence A. Kenyon


                                                     Director
Tyler R. Cain


*                                                    Director
Charles G. Freund


*                                                    Director
Jon P. Hedrich


*                                                    Director
Robert E. Kohnen


*                                                    Director
Anne E. Morrissy

*                                                    Director
Robert J. Reynolds


*                                                    Director
Jack O. Vance



By   /s/ Henry G. Van der Eb


     Henry G. Van der Eb
     Attorney-in-Fact

                                                   INDEX TO EXHIBITS




Exhibit Number                 Description of Document
(a)(1)                         Agreement  and  Declaration  of  Trust  of The
                               Gabelli Mathers Fund (the "Fund")

(a)(2)                         Resolutions   Authorizing  Initial  Series  of
                               Shares of the Fund

(b)                            By-Laws of the Fund

(d)                            Investment   Advisory  Agreement  between  the
                               Fund and Gabelli Funds, LLC  (the "Adviser")

(e) Distribution Agreement between the Fund and Gabelli & Company, Inc. (the "Distributor")

(h)(2)                         Sub-Administration   Agreement   between   the
                               Adviser  and  First  Data  Investor   Services
                               Group, Inc.

(h)(2)                         Amendment   No.   2   to    Sub-Administration
                               Agreement between the Adviser and First Data Investor Services Group, Inc.

(m)                            Plan of Distribution pursuant to Rule 12b-1